Exhibit 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a), AS ADOPTED PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Principal Financial Officer

I, Eric Emans, certify that:

1.	I have reviewed this amended quarterly report on Form 10-Q/A of InfoSpace, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: August 30, 2011

/s/ Eric M. Emans
Eric M. Emans
Interim Chief Financial Officer
(Principal Financial Officer)